EXHIBIT 10.6
                            STIPULATION AND AGREEMENT
                          ---------------------------



     COMES NOW, Petitioners, SPECTRUM MANUFACTURING, INC. and SPECTRUM SCIENCES & SOFTWARE INC. (hereinafter collectively referred to as "Spectrum"), and Respondent, THE TRIDENT COMPANY, d/b/a THE RICHARDSON TRIDENT COMPANY (hereinafter "Trident"), hereinafter collectively referred to as the "Parties," and enter into this Stipulation and Agreement as follows:

     1. On or about December 9, 2002, Trident brought a lawsuit against Spectrum in the State Court for Tulsa County, Oklahoma, in a case styled The
                                                                             ---
Trident Company, d/b/a The Richardson Trident Company v. Spectrum Manufacturing,
--------------------------------------------------------------------------------
Inc. and Spectrum Sciences & Software, Inc. filed in the District Court of Tulsa
-------------------------------------------
County, State of Oklahoma, Case No. CJ-2002-07042 (hereinafter "Oklahoma Action"). Trident secured a default judgment against Spectrum in the amount of $139,019.97, plus interest in the amount of $1,780.88, and attorneys= fees in the amount of $2,500 for a total of $143,300.85 (hereinafter "Oklahoma Judgment").

2. On or about February 19, 2003, Trident commenced to domesticate the Oklahoma Judgment in the State Court in Escambia County, Florida in the case of The Trident Company d/b/a The Richardson Trident Company v. Spectrum
-----------------------------------------------------------------------------
Manufacturing,  Inc.  and  Spectrum  Sciences  &  Software,  Inc.,  Case  No.
-------------------   ---  --------------------------------------
03-CA-291(hereinafter  "Domestication  Action").
-----------

     3. On or about March 18, 2003, Spectrum filed a Petition to Vacate Default Judgment and Supporting Brief in the District Court in and for Tulsa County, State of Oklahoma in the case of Spectrum Manufacturing, Inc. and
                                                --------------------------------
Spectrum  Sciences  & Software, Inc. v. The Trident Company, Case No. 2003-01787
-----------------------------------------------------------
(hereinafter  "Oklahoma  Petition  to  Vacate  Proceeding").

     4. On or about March 20, 2003, Spectrum filed a Petition Contesting Validity of Foreign Judgment and Motion for Stay in the Domestication Action.

     5.     On  or  about  April  9,  2003,  Trident  served  a Notice of Taking
Deposition  in  the  Oklahoma  Petition  to  Vacate  proceedings.

6. The Parties desire to resolve this matter and these pending cases amicably under the following terms and conditions:

     A. Spectrum agrees to make payments to The Trident Company, c/o Kelly Monaghan, Monaghan & Associates, Southland Tower, 4111 South Darlington, Suite 900, Tulsa, Oklahoma 74135-66330, as follows:

                       Date Due                 Amount
                       ---------                ------

                    June  15,  2003           23,709.38
                    ---------------        ---------------
                    July  15,  2003            8,883.43
                    ---------------        ---------------
                    August  15,  2003          8,883.43
                    -----------------      ---------------
                    September  15,  2003       8,883.43
                    --------------------   ---------------
                    October  15,  2003         8,883.43
                    ------------------     ---------------
                    November  15,  2003        8,883.43
                    -------------------    ---------------
                    December  15,  2003        8,883.43
                    -------------------    ---------------
                    January  15,  2004         8,883.43
                    ------------------     ---------------
                    February  15,  2004        8,883.43
                    -------------------    ---------------
                    March  15,  2004           8,883.43
                    ----------------       ---------------
                    April  15,  2004           8,883.43
                    ----------------       ---------------
                    May  15,  2004             8,883.43
                    --------------         ---------------
                    Total                   $121,427.11
                    ------                 ---------------

If any monthly payment is made by American Express, then the amount of such monthly payment will increase by three percent (3%).

     B.   Spectrum shall execute the Agreed Journal Entry of Judgment Exhibit A
                                                                      ---------
and deliver the same to Counsel for Trident. Counsel for Trident shall hold the Agreed Journal Entry of Judgment and may only present the same for entry and filing in the Oklahoma Action in the event of a default by Spectrum as described below.

     C. Within five (5) business days of the execution by all Parties of this Stipulation and Agreement, the Parties agree to file a Notice of Dismissal Without Prejudice in the form attached hereto as Exhibit B in the Domestication
                                                  ---------
Action  and  Exhibit  C  in  the  Oklahoma  Petition  to Vacate Proceeding.  The
             ----------
Oklahoma  Judgment  shall  be  vacated  by Trident filing Exhibit D and E, Joint
                                                          ---------------
Motion  to  Vacate  Journal Entry of Default Judgment, and submitting Exhibit E,
                                                                      ---------
the Agreed Order Vacating Journal Entry of Default Judgment, attached hereto, although the Oklahoma Action shall remain pending.

     7. In the event payment is not received by Trident when due, Trident shall provide notice thereof via fax to Spectrum at 850-796-0924, Attention:
Nancy Gontarek. Should Trident fail to receive any payments within five (5) business days from the Date Due, Spectrum shall be deemed in default of this Stipulation and Agreement and the following shall occur:

     A. Trident may immediately have entered and filed of record the Agreed Journal Entry of Judgment in the Oklahoma Action in the amount of $103,215.98 principal, accrued interest in the amount of $7,183.81 as of May 3, 2003 with interest thereafter at the rate of ten percent (10%) per annum until paid, and $7,642.14 in attorneys= fees. Said amount shall accrue interest at the rate of ten percent (10%) per annum until paid. Contemporaneously therewith, Trident, through counsel, will record a Partial Release and Satisfaction of Agreed Journal Entry of Judgment for the total sum of all payments received by Trident pursuant to this Agreement

     B. Trident shall be entitled to proceed with domestication of the Agreed Journal Entry of Judgment in Florida, and Spectrum shall waive any objection to the domestication and enforceability of the Agreed Journal Entry of Judgment in Florida.

     8. Upon timely completion of the payments set forth in Paragraph 6.A., above, Trident shall immediately file a Notice of Voluntary Dismissal with prejudice of the Oklahoma action in the form attached hereto as Exhibit F.
                                                                      ---------

     9. This document and the accompanying Exhibits may be executed in counterpart.
SPECTRUM  MANUFACTURING,  INC.

By:  ______________________________
     Its:  ________________________

SPECTRUM  SCIENCES  &  SOFTWARE,  INC.     TRIDENT COMPANY, d/b/a THE RICHARDSON
TRIDENT  COMPANY
By:  ______________________________
     Its:  ________________________     By:  ________________________________
     Its:  __________________________
     --------------------------------

ATKINSON,  HASKINS,  NELLIS,           PHILIP  A.  BATES,  P.A
HOLEMAN, PHIPPS, BRITTINGHAM & GLADD

By:  _____________________________     By:  ________________________________
     Galen  L.  Brittingham                 Carol  Ann  Ruebsamen
     Oklahoma  Bar  No.  OBA  1226          Florida  Bar  No.:  380946
     1500  ParkCentre     2                 5  West  Cedar  Street,  Suite  550
     525  S.  Main                          Post  Office  Box  1390
     Tulsa,  Oklahoma  74103-4524           Pensacola,  FL  32591-1390
     (918)  582-8877                        (850)  470-0091
     Fax::  918-585-8096                    Fax:  (850)  470-0441

Attorney for Spectrum Manufacturing, Inc.   Attorney for Spectrum Manufacturing, Inc.
and Spectrum Sciences and Software, Inc.    and  Spectrum  Sciences  and  Software,  Inc.

HOLLOWAY  &  MONAGHAN

By:  ________________________________
     Kelly  F.  Monaghan
     Oklahoma  Bar  No.  11681
     4111  South  Darlington,  Suite  900
     Tulsa,  OK  74135-6330
     (918)  627-6202
     FAX:  (918)  627-6265

Attorney for The Trident Company, d/b/a
The  Richardson  Trident  Company